Exhibit Q6
HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Danielle Sieverling, the undersigned Chief Compliance Officer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Kelly Bowers of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Secretary of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: March 26, 2008

/s/ Danielle Sieverling
Danielle Sieverling
Chief Compliance Officer

Exhibit Q6
HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Frances Lucier, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers, of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.
Dated: September 28, 2007

/s/ Francis Lucier
Francis Lucier
Director

Exhibit Q6
HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Kelly R. Bowers, the undersigned Secretary of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Secretary of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: March 26, 2008

/s/ Kelly R. Bowers
Kelly R. Bowers
Secretary